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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported)  February 2, 1995

                          ACCLAIM ENTERTAINMENT, INC.
            (Exact name of registrant as specified in its charter)

                                   DELAWARE
                (State or other jurisdiction of incorporation)

         0-16986                                         38-2698904
(Commission File Number)                    (IRS Employer Identification Number)

      71 Audrey Avenue, Oyster Bay, New York                      11771
     (Address of Principal Executive Offices)                   (Zip Code)

      Registrant's telephone number, including area code  (516) 624-8888

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     Pursuant to the terms of an Exchange Agreement, dated as of October 19, 1994 (the "Exchange Agreement"), between Acclaim Entertainment, Inc., a Delaware corporation (the "Registrant"), Tele-Communications, Inc., a Delaware corporation ("TCI"), and TCI GameCo Holdings, Inc., a Colorado corporation and a wholly owned subsidiary of TCI ("TCI Sub"), on February 2, 1995, the Registrant issued and sold to TCI Sub 4,348,795 shares (the "Acclaim Shares") of its common stock, par value $0.02 per share, in exchange for 3,403,405 shares (the "TCI Shares") of TCI's Class A Common Stock. The Acclaim Shares represented approximately 9.79% of the Registrant's outstanding common stock as of February 2, 1995 (after giving effect to the issuance thereof).

     The terms of the Exchange Agreement and the transactions contemplated thereby were negotiated by the Registrant, TCI and TCI Sub on an arm's length basis. The number of TCI Shares acquired in exchange for the Acclaim Shares was based on the market price of the TCI Shares and the Acclaim Shares at the time of execution of the Exchange Agreement.

     TCI has registered under the Securities Act of 1933 (the "Act") the offer and resale by the Registrant of the TCI Shares. The Registrant currently intends to sell up to 1,000,000 of the TCI Shares during the next few weeks, at market prices, in brokerage transactions on The NASDAQ Stock Market National Market. At the present time, the Registrant has not made any decision in respect of the use of the proceeds of any such sale of TCI Shares, nor has it made any decision in respect of the disposition of the remaining TCI Shares. The Registrant has granted TCI Sub the right, following the Closing, to require the Registrant to register under the Act the offer and resale of the Acclaim Shares.

     In connection with closing of the transactions contemplated by the Exchange Agreement, Bruce Ravenel, an executive officer of TCI Technology Ventures, Inc., a wholly-owned subsidiary of TCI, has been appointed to the Registrant's board of directors.

     In addition, Gregory E. Fischbach and James Scoroposki (each, a "Founder" and, together, the "Founders"), directors, officers and principal stockholders of the Registrant, have entered into an agreement with TCI Sub under which the Founders and TCI Sub have agreed to vote all shares of the Registrant beneficially owned by them or it in favor of those individuals nominated by the board of directors of the Registrant at any annual or special meeting of the stockholders of the Registrant at which directors are being elected provided that, subject to certain exceptions, such nominees include the Founders (or their designees or successors) and the individual proposed by TCI Sub.

     Reference is hereby made to the Registrant's Current Report on Form 8-K, dated October 19, 1994, and to the Registrant's Proxy Statement, dated December 27, 1994, both of which have been previously filed with the Securities and Exchange Commission, for additional information in respect of the Exchange Agreement and related transactions, including the formation by wholly-owned subsidiaries of the Registrant and TCI of ACTC, L.P., a joint venture limited partnership organized for the development, acquisition and electronic distribution of entertainment software on interactive networks, as well as for the development of a standard for broadband network gaming to be incorporated into advanced set-top boxes.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     Exhibits:

          1. Exchange Agreement, dated as of October 19, 1994, between Tele-Communications, Inc., TCI GameCo Holdings, Inc. and Acclaim Entertainment, Inc. (incorporated by reference to Exhibit 2 to the Registrant's Current Report on Form 8-K, filed on October 28, 1994 (Commission File No. 0-16986)).

          2. Partnership Agreement, dated as of October 19, 1994, between Acclaim Cable Holdings, Inc. and TCI GameCo Ventures, Inc. (incorporated by reference to Exhibit 1 to the Registrant's Current Report on Form 8-K, filed on October 28, 1994 (Commission File No. 0-16986)).

          3. Current Report on Form 8-K of the Registrant, dated October 19, 1994 (incorporated by reference to the Current Report on Form 8-K filed on October
               28, 1994 (Commission File No. 0-16986)).


          4.   Proxy Statement, dated December 27, 1994, of the
               Registrant (incorporated by reference to the Proxy
               Statement of the Registrant, filed on January 3, 1995 (Commission File No. 0-16986)).

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   ACCLAIM ENTERTAINMENT, INC.

                                   By  Anthony R. Williams
                                      Name:  Anthony R. Williams
                                      Title: Executive Vice President

Dated:  February 9, 1995